DWS PERSONAL PENSION VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA HH

Supplement Dated September 29, 2017

to the

Prospectus dated May 1, 2017

Effective on or about October 2, 2017, based on changes to the underlyning fund portfolio the following name change will be made to the Deutsche Unconstrained Income VIP:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME	PRIOR UNDERLYING FUND PORTFOLIO NAME	NEW UNDERLYING FUND PORTFOLIO NAME
Deutsche Unconstrained Income VIP	Deutsche Multisector Income VIP	Deutsche Unconstrained Income VIP	Deutsche Multisector Income VIP

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

DWS Personal Pension Variable Annuity dated May 1, 2017